Cowen and Company 8th
Annual Global
Transportation Conference
United Continental Holdings, Inc.
Gerry Laderman –
Senior Vice President Finance
and
Acting Chief Financial Officer
Jim Compton –
Vice Chairman and Chief Revenue
Officer
September 9, 2015
Exhibit 99.1

Safe Harbor Statement

Certain statements included in this investor update are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-
looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses;
our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., Risk Factors, of UAL’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC.

Improving long-term shareholder value 2 Grow CASM less than inflation Balance cash flow allocation Maintain capacity discipline Execute on revenue initiatives

Several initiatives in place to improve revenue performance
Enhance revenue
management
Improve
reliability
Optimize the
network
Expand ancillary
revenue
Upgauge
&
simplify Express
operation
3
Expect PRASM to be down 5% -
7% for third-quarter 2015

Several initiatives in place to improve revenue performance
Enhance revenue
management
Improve
reliability
Optimize the
network
Expand ancillary
revenue
Upgauge
&
simplify Express
operation

Expect PRASM to be down 5% -
7% for third-quarter 2015

Making progress towards becoming the most reliable carrier in our hubs

Other major carriers
94.4%
UAL
95.1%
YTD Consolidated Completion Factor
at Major Hubs
1,2
Chicago
Houston/Dallas
New York City
2015
97.1
2014
95.3
YTD
consolidated
completion
factor
1
1
2
Other major carriers
96.5%
UAL
96.8%
97.2%
Other major carriers
UAL
98.3%
Weighted average of major carriers.  Major carriers defined as UAL, AAL, DAL, LUV.  Airports include -  New York City: EWR, LGA, JFK; Chicago: ORD,
MDW; Houston/Dallas: IAH, HOU, DFW, DAL
Year-to-date (YTD) January – August 2015

Current network priorities

Keep total capacity in line
with demand
Re-allocate assets across
network to address market
level demand changes
Consolidate frequencies,
increasing gauge while
decreasing departures
Utilize flexible fleet plan to
address regional pilot
shortage

Jan
1.5%
-
2.5%
Apr
Jul
1.0%
-
1.5%
1.0%
-
2.0%
2.0%
-
3.0%
Jan
Apr
2.7%
-
3.7%
Jul
2.0%
-
2.5%
Strong U.S. dollar puts pressure
on international markets,
especially during off-peak months
Decreased demand in oil-centric
markets
Lower international surcharges in
Pacific
Source: SEC filings
Jul
Apr
Jan
0.2%
-
1.2%
0.5%
-
1.5%
0.25%
-
0.75%
6
We have taken steps to adjust capacity to match
current revenue environment…
2015 Capacity Guidance
Consolidated
Domestic
International

Consolidated 0.5% - 1.5% International 0.0% - 1.0% Domestic 1.0% - 2.0% Source: SEC filings 7 …and will continue to do so going forward… 4Q15 capacity Year-over-year change

Consolidated
0.5% -
1.5%
International
0.0% -
1.0%
Domestic
1.0% -
2.0%
Source: SEC filings
7
…and will continue to do so going forward…
4Q15 capacity
Year-over-year change
1Q16 capacity
Year-over-year change
Consolidated
capacity
2.0% -
3.0%
2016 H/(L) vs. 2014
2.1% -
3.1%
2016 H/(L)
vs. 2013
1.8% -
2.8%
2016 H/(L)
vs.
2012
(2.2%) –
(3.2%)
1% -
2% growth
excluding leap year

Consolidated
0.5% -
1.5%
International
0.0% -
1.0%
Domestic
1.0% -
2.0%
Source: SEC filings
7
…and will continue to do so going forward…
4Q15 capacity
Year-over-year change
1Q16 capacity
Year-over-year change
Consolidated
capacity
2.0% -
3.0%
1% -
2% growth
excluding leap year
2016 H/(L) vs. 2014
2.1% -
3.1%
2016 H/(L)
vs. 2013
1.8% -
2.8%
2016 H/(L)
vs.
2012
(2.2%) –
(3.2%)

…while consolidating frequencies and increasing gauge

~6.0%
(~5.5%)
Gauge
Capacity
Departures
1.0% -
1.5%
FY15 frequency consolidation
Year-over-year change
~5.0%
(~3.0%)
2.0% -
3.0%
1Q16 frequency consolidation
Year-over-year change
Gauge
Departures
Capacity

Fleet upgauging
results in a larger mainline fleet

United fleet mix
~60%
~20%
~20%
70/76 seat
Mainline
50 seat
& below
YE 2015E
14%
YE 2012
30%
56%
Seats per
departure
95
103
Upgauging
benefits:
More cost efficient
Improved reliability
Additional ancillary revenue
opportunities

Improving long-term shareholder value Grow CASM less than inflation Balance cash flow allocation Maintain capacity discipline Execute on revenue initiatives 10

Demonstrating strong cost performance; on track to achieve
$1B in non-fuel annual savings by 2016
FY14
1.3%
0.0% -
0.5%
FY15E
Non-fuel CASM
Year-over-year change
1
Excluding special charges, fuel, third-party business and profit sharing expense.  2015E as of July 23, 2015 Investor Update. For a GAAP to Non-GAAP reconciliation, see
Appendix A.
$800
$380
FY15E
FY14
Project Quality
non-fuel savings
($M)
Lowered full-year cost
guidance despite lowering
capacity
expectations by
~0.75 points

1

Improving long-term shareholder value Grow CASM less than inflation Balance cash flow allocation Maintain capacity discipline Execute on revenue initiatives 12

Balanced capital allocation
Average
capital
expenditures
1
of
$2.7B
-
$2.9B
through
2018
Invest in
business
Achieve ~$15B gross debt target and progress toward investment grade credit metrics
Debt reduction
Achieve well-funded pension plan status
Pension funding
Return $4B to shareholders by 2017 and continue to evolve
shareholder compensation
Shareholder
compensation
Maintain unrestricted liquidity balance of $5B -
$6B, including revolver

1
Capital expenditures include net purchase deposits and exclude fully reimbursable capital projects and capital leases

Debt reduction
Pension funding
Shareholder
compensation
Investing in the business while maintaining capital discipline
14
1
Capital expenditures include net purchase deposits and exclude fully reimbursable capital projects and capital leases
Expect
average
capital
expenditures¹
of
$2.7B
-
$2.9B
through
2018
Technology
Aircraft acquisition
Aircraft modifications
Airport enhancements
Invest in business

15 767-300ER interior improvements 2 class configuration with BusinessFirst More overhead storage, larger seat-back video screens and slimline seats

Process electronic payments for onboard
purchases
Replace printed safety and training
manuals
Real-time reporting and improved follow-
up on aircraft cabin issues and repairs

Flight attendant handheld devices

17 Airport enhancements Lobby design Gate furniture Technology

Through end of 2Q15, have pre-paid $920M of debt and
eliminated
all
high
interest
prepayable
debt
Progressing toward investment grade credit metrics
Continuing to pay down debt and de-risk the business
Total
debt
outstanding
1
($B)
1
Includes annualized aircraft rent capitalized at 7x
2
2010 data is pro-forma
Source: SEC filings
2
~$15B
Debt reduction
Pension funding
Shareholder
compensation
Invest in business
18
Intermediate
target
2Q15
YE14
$17.0
$18.3
YE10
$22.3

Funding pension in excess of minimum required
Source: SEC filings
Debt reduction
Pension funding
Shareholder
compensation
Invest in business
19
Through end of 2Q15, have funded approximately
$800M, substantially all of which is in excess of
minimum required
Expect minimal contributions for remainder of 2015
Beyond 2015, expect to contribute ~$400 million
annually

Continuing to return cash to shareholders
2014 share repurchase authorization progress
($M)
$230
$770
Through 2Q15
Remaining
In July 2015, announced new $3B authorization to be
completed by 2017
Expect to complete 2014 $1B authorization in 3Q15,
almost 2 years ahead of schedule
Debt reduction
Invest in business
Shareholder
compensation
Pension funding

Source: SEC filings

Return on invested capital
Pre-tax margin
12.9%
18.2%
FY14
TME 2Q15
FY13
FY12
8.0%
10.0%
FY12
2.6%
1.6%
5.1%
8.8%
TME 2Q15
FY13
FY14
21
3.7%
FY12
16.1%
5.8%
FY13
TME 2Q15
FY14
10.5%
Cash
return
on
capital
1
United’s financial results continue to improve
5.2x
5.5x
6.4x
5.2x
FY11
FY14
FY13
FY12
Debt
/
EBITDA
2
Note: For a GAAP to Non-GAAP reconciliation, see Appendix A
1
Twelve months ended cash flows from operations divided by average invested capital.  Average invested capital is shown in  Appendix A
2
Based on Moody’s airline credit rating methodology; includes Moody’s adjustments to credit metrics

Improving long-term shareholder value Grow CASM less than inflation Balance cash flow allocation Maintain capacity discipline Execute on revenue initiatives 22

Appendix A: reconciliation of GAAP to Non-GAAP financial
(in millions, except CASM amounts)
Consolidated CASM
2014
2013
Percentage
Change
Operating expense
$36,528
$37,030
(1.4)
Special charges
443
520
NM
Third-party business expenses
534
694
(23.1)
Aircraft fuel and related taxes
11,675
12,345
(5.4)
Profit sharing
235
190
23.7
Operating expense excluding above items
$23,641
$23,281
1.5
ASMs –
consolidated
246,021
245,354
0.3
CASM (cents)
14.85
15.09
(1.6)
CASM, excluding special charges
14.67
14.88
(1.4)
CASM, excluding special charges and third-party business expenses
14.45
14.60
(1.0)
CASM, excluding special charges, third-party business expenses and fuel
9.70
9.57
1.4
CASM, excluding special charges, third-party business expenses, fuel and profit sharing
9.61
9.49
1.3
Source: Item 6 of UAL’s 2014 Form 10-K
NM: not meaningful
Pre-tax margin
2014
2013
2012
Income (loss) before income taxes
$1,128
$539
($724)
Add: Special charges
517
520
1,323
Add: Economic Hedge Adjustments
327
(45)
See Note 1
Adjusted income before income taxes
1,972
1,014
599
Operating Revenues
$38,901
$38,279
$37,152
Adjusted pre-tax margin
5.1%
2.6%
1.6%
Note 1: United began reporting earnings excluding Economic Hedge Adjustments in 2014 for the years ended 2014 and 2013.
24
UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including income (loss) before income taxes excluding special items, net income (loss) excluding special items, net earnings (loss) per share excluding special items, and CASM, among others. CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. Pursuant to SEC Regulation G, UAL has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL believes that adjusting for special items is useful to investors because special charges are non-recurring charges not indicative of UAL's ongoing performance. In addition, the company believes that adjusting for MTM gains and losses from fuel derivative contracts settling in future periods and prior period gains and losses on fuel derivative contracts settled in the current period is useful because the adjustments allow investors to better understand the cash impact of settled fuel derivative contracts in a given period. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. UAL also believes that adjusting capital expenditures for fully reimbursable projects and capital leases is useful to investors in order to appropriately reflect the non-reimbursable funds spent on capital expenditures. UAL excludes capital leases, as capital expenditures shown should only represent those assets acquired through the issuance of debt. For additional information related to special items, see Note 17 to the financial statements included in the 2014 Annual Report Form 10-K.
Forward Looking Projections. UAL is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.
measures

Appendix A: reconciliation of GAAP to Non-GAAP financial
measures (continued)
Return on invested capital (ROIC) is a Non-GAAP financial measure that we believe provides useful supplemental information for management and investors by measuring the effectiveness of our operations' use of invested capital to generate profits.
(in millions)
Twelve Months Ended
June 30, 2015
Twelve Months Ended
December 31, 2014
Twelve Months Ended
December 31, 2013 (d)
Twelve Months Ended
December 31, 2012
Net Operating Profit After Cash Tax (NOPAT)
Pre-tax income excluding special items (a)
$3,385
$1,972
$1,059
$599
NOPAT adjustments (b)
1,195
1,265
1,439
1,453
NOPAT
$4,580
$3,237
$2,498
$2,052
Effective tax rate
0.2%
0.3%
(2.4%)
1.7%
Invested Capital (five-quarter average)
Total assets
$38,454
$37,568
$37,198
$38,083
Invested capital adjustments (c)
13,270
12,495
12,302
12,592
Average invested capital
$25,184
$25,073
$24,896
$25,491
ROIC
18.2%
12.9%
10.0%
8.0%
Notes:
(a) Non-GAAP Financial Reconciliation
Twelve Months Ended
June 30, 2015
Twelve Months Ended
December 31, 2014
Twelve Months Ended
December 31, 2013
Twelve Months Ended
December 31, 2012
Pre-tax income (loss)
$2,651
$1,128
$539
($724)
Add: Special items
734
844
520
1,323
Pre-tax income excluding special items
$3,385
$1,972
$1,059
$599
25
(b) NOPAT adjustments include: adding back (net of tax shield) interest expense, the interest component of capitalized aircraft rent, and net interest on pension while removing interest tax expense.
(c) Invested capital adjustments include: adding back capital aircraft rent (at 7.0X) and deferred income taxes, less advance ticket sales, frequent flyer deferred revenue, tax valuation allowance, and other non-interest bearing liabilities.
(d) The 2013 ROIC calculation agrees to the amounts presented in the fiscal year 2013 earnings release.  In 2014, we modified the ROIC calculation to reflect economic hedge adjustments.  If we presented 2013 ROIC using the 2014 methodology, 2013 ROIC would be 9.9%.